As filed with the Securities and Exchange Commission on November 1, 2006
Commission File No. 333-128584
SECURITIES AND EXCHANGE
COMMISSION
Washington, D.C. 20549
FORM 8-K

ADMIRALTY HOLDING COMPANY

(formerly Ruby Mining Company)
(Name of small business issuer in its charter)

Colorado	1000	83-0214117
--------------------------	----------------------------	----------------------
(State or jurisdiction of	(Primary Standard Industrial	(I.R.S. Employer
Organization)	Classification Code Number)	Identification Number)

3318 Highway 5, No. 504
Douglasville, Georgia 30135-2308
(404) 348-4728

(Address and telephone number of registrant's principal executive offices and principal place of business)

Murray D. Bradley, Jr., Secretary-Treasurer and Chief Financial Officer
3318 Highway 5, No. 504
Douglasville, Georgia 30135-2308
(404) 348-4728

(Name, address and telephone number of agent for service)

Copies to:

Steven A. Cunningham, Esq.
Steven A. Cunningham, P.C.
11660 Alpharetta Hwy., Suite 155

Roswell, Georgia 30076
Telephone: (770) 442-2364

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions):

[  ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425) .

[  ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12) .

[  ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b)) .

[  ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c)) .

REGULATION FD

ITEM. 7.01 Regulation FD Disclosure

On October 26, 2006, Admiralty Holding Company (OTCBB:ADMH) announced through a news release that it will be posting information concerning the status of various company related items on its web site over the next several weeks. The first posting will be a brief status overview.

The company continues to operate normally and we are continuing to search for valuable artifacts off the east coast of Florida in permitted areas. Our web site is updated frequently concerning results of the work in this area. We encourage all interested parties to visit our web site, www.admiraltycorporation.com, to view this additional information.

ITEM 9.01 FINANCIAL STATEMENTS AND EXHIBITS

Exhibit 99.1: Press Release

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereto duly authorized.

ADMIRALTY HOLDING COMPANY
(Registrant)

Dated: November 1, 2006	By /s/ Murray D. Bradley, Jr.
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Murray D. Bradley, Jr.
Chief Financial Officer